                             SMITHFIELD FOODS, INC.
                           SMITHFIELD, VIRGINIA 23430
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1994
     As a stockholder of SMITHFIELD FOODS, INC. (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at the Omni Richmond Hotel, 100 South 12th Street, Richmond, Virginia at 2:00 p.m., local time, on August 31, 1994 for the following purposes:
          1. To elect a Board of 12 directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified;
          2. To approve the amendment and restatement of the Company's 1992 Stock Incentive Plan;
          3. To approve an amendment to the Company's 1984 Stock Option Plan;
          4. To approve the Company's Incentive Bonus Plan;
          5. To ratify the selection of Arthur Andersen & Co. as independent public accountants of the Company for the fiscal year ending April 30, 1995; and
          6. To transact such other business as may properly come before the meeting.
     By resolution of the Board of Directors, July 15, 1994 is the record date for the determination of stockholders entitled to vote at the meeting, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournments thereof.
     We hope you can attend the meeting in person. However, even if you plan to attend, we urge that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.
     Your attention is directed to the attached Proxy Statement.
                                          By Order of the Board of Directors,
                                          Aaron D. Trub
                                          SECRETARY
Smithfield, Virginia
July 29, 1994

                             SMITHFIELD FOODS, INC.
                               EXECUTIVE OFFICES
                            501 NORTH CHURCH STREET
                           SMITHFIELD, VIRGINIA 23430
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 31, 1994
     This proxy statement is furnished in connection with the solicitation of proxies by the issuer, Smithfield Foods, Inc. (hereinafter called the "Company"), and its Board of Directors for use at the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on August 31, 1994, and at any adjournments thereof (the "Meeting").
     The expense of this solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited, personally or by telephone, by regular employees of the Company. The Company will reimburse brokers and other persons holding stock in their names as nominees for their expenses in obtaining authorization to execute proxies for their principals. Corporate Communications, Inc. has been retained to aid in such solicitation of proxies at an anticipated cost to the Company of $3,500 plus expenses.
     Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted for the election of the nominees for director named herein and for proposals 2, 3, 4 and 5.
     The approximate date on which this proxy statement and the accompanying proxy were first sent or given to stockholders was July 29, 1994.
                               VOTING SECURITIES
     The only class of outstanding voting securities of the Company is its Common Stock, par value $.50 per share (the "Common Stock"). Stockholders of record at the close of business on July 15, 1994 will be entitled to vote at the Meeting. On that date, the Company had outstanding 16,284,026 shares of Common Stock. Each share of Common Stock is entitled to one vote at the Meeting. Voting rights of the Common Stock are noncumulative, so that holders of a majority of the outstanding shares represented at the Meeting can elect all of the directors.
     Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum. Except for the election of directors, approval of each matter to be considered at the Meeting will require the affirmative vote of the holders of at least a majority of the shares of outstanding Common Stock represented at the Meeting, in person or by proxy, and entitled to vote on the matter. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker
                                       1
non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on a matter will have no effect on the outcome of the vote. With respect to the election of directors, the 12 nominees receiving the greatest number of votes cast for the election of directors will be elected.
                             PRINCIPAL STOCKHOLDERS
     The only persons known by the Company to own beneficially more than 5% of the Company's Common Stock as of July 15, 1994 are:

                                          AMOUNT AND NATURE OF
                                          BENEFICIAL OWNERSHIP
     NAME AND ADDRESS OF                 (NUMBER OF SHARES)(1)
      BENEFICIAL OWNER            DIRECT          OTHER         TOTAL       PERCENT OF CLASS
Joseph W. Luter, III             1,661,236     825,032(2)     2,486,268(2)        14.8%
  Smithfield Foods, Inc.
  501 North Church Street
  Smithfield, VA 23430
Carroll's Swine                  2,123,000         --         2,123,000(3)        13.0%
  Investment Partnership
  P.O. Drawer 856
  Warsaw, NC 28398
The Clark Estates, Inc.          1,413,000         --         1,413,000(4)         8.7%
  30 Wall Street
  New York, NY 10005

     (1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote ("voting power") or the power to dispose of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise. Shares of Common Stock listed under the "Direct" column are those which are owned and held as outstanding shares and over which such person, except as noted below, has sole voting power and sole investment power. Shares shown under the "Other" column are those subject to other forms of deemed "beneficial ownership" pursuant to the aforesaid regulations, as described in the indicated footnotes.
     (2) Includes 325,032 shares owned by a corporation of which Mr. Luter is an officer, director and the owner of 81% of its capital stock, and 500,000 shares which Mr. Luter has the right to acquire pursuant to the exercise of presently exercisable stock options. Mr. Luter has sole voting power and sole dispositive power with respect to the 325,032 shares owned by the corporation. Mr. Luter may be deemed a control person of the Company.
     (3) Carroll's Swine Investment Partnership is a North Carolina partnership between Carroll's Foods, Inc. and Carroll's Foods of Virginia, Inc. F. J. Faison, Jr., a director of the Company, is an officer and director of Carroll's Foods, Inc. and Carroll's Foods of Virginia, Inc., but is not a stockholder of either corporation. Mr. Faison disclaims beneficial ownership of the shares owned by Carroll's Swine Investment Partnership.
                                       2

     (4) The Clark Estates, Inc. provides administrative assistance to numerous trust and fiduciary accounts which beneficially own an aggregate 1,413,000 shares of the Company's Common Stock. The Clark Estates, Inc. has or, in certain instances, shares, voting power and/or dispositive power with respect to such shares. The Clark Estates, Inc. has no remainder or other economic interest in such trust or fiduciary accounts.
                                   PROPOSAL 1
                             ELECTION OF DIRECTORS
     All of the nominees for election to the Board of Directors but William H. Prestage are currently directors and were elected at the last Annual Meeting of Stockholders. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.
     The following table sets forth the names, ages, principal occupations of the nominees and other information with respect to them as of July 15, 1994:

                     NAME -- AGE -- PRINCIPAL OCCUPATION -- OTHER INFORMATION                          DIRECTOR SINCE
Joseph W. Luter, III (55)                                                                                   1975
  Chairman of the Board, President and Chief Executive Officer of the Company
F. J. Faison, Jr. (60)                                                                                      1991
  President, Carroll's Foods, Inc., Warsaw, North Carolina, a hog and turkey producer
Joel W. Greenberg (56)                                                                                      1987
  Commodity Analyst, Alaron Trading Corporation, Chicago, Illinois, a commodities brokerage firm
Cecil W. Gwaltney (83)                                                                                      1971
  Chairman of the Board, Gwaltney Motor Company, Smithfield, Virginia
George E. Hamilton, Jr. (78)                                                                                1970
  Retired; President and Chief Operating Officer of The Smithfield Packing Company, Incorporated
  ("Smithfield Packing"), a wholly-owned subsidiary of the Company, prior to June 1994
Richard J. Holland (68)                                                                                     1978
  Chairman of the Board, The Farmers Bank, Windsor, Virginia; Director, Dibrell Brothers, Inc.
Roger R. Kapella (52)                                                                                       1992
  President and Chief Operating Officer of Patrick Cudahy Incorporated ("Patrick Cudahy"), a
  wholly-owned subsidiary of the Company
Lewis R. Little (50)                                                                                        1993
  President and Chief Operating Officer of Gwaltney of Smithfield, Ltd. ("Gwaltney"), a
  wholly-owned subsidiary of the Company, since May 1993; Executive Vice President of Gwaltney prior to May 1993

                                       3

                     NAME -- AGE -- PRINCIPAL OCCUPATION -- OTHER INFORMATION                          DIRECTOR SINCE
Robert W. Manly (41)                                                                                        1991
  President and Chief Operating Officer of Smithfield Packing since June 1994; Executive Vice
  President of the Company prior to June 1994
Wendell H. Murphy (55)                                                                                      1991
  Chairman of the Board and Chief Executive Officer, Murphy Farms, Inc., Rose Hill, North Carolina,
  a hog producer
William H. Prestage (59)                                                                                     --
  Chairman of the Board, President and Chief Executive Officer of Prestage Farms, Inc., Clinton,
  North Carolina, a hog and turkey producer; Director, North Carolina Natural Gas Corporation
Aaron D. Trub (59)                                                                                          1986
  Vice President, Secretary and Treasurer of the Company

     No family relationship exists between any of the nominees for election as directors of the Company.
     Based solely on its review of the forms required by Section 16(a) of the Securities Exchange Act of 1934 that have been received by the Company or written representations from certain reporting persons that no annual statements on Form 5 were required, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with, except that Mr. Gwaltney and Carroll's Foods, Inc. each filed late a required monthly report of a transaction.
           COMMON STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS
     The following information with respect to beneficial ownership, as of July 15, 1994, of shares of Common Stock is furnished with respect to each nominee for election to the Board of Directors and with respect to all executive officers and directors as a group:

                                       AMOUNT AND NATURE OF
                                       BENEFICIAL OWNERSHIP
                                       (NUMBER OF SHARES)(1)             PERCENT
           NAME                 DIRECT         OTHER         TOTAL       OF CLASS
F. J. Faison, Jr.                 --         2,123,000(2)  2,123,000(2)    13.0
Joel W. Greenberg                  2,000         1,000(3)      3,000(3)       *
Cecil W. Gwaltney                 33,475        --            33,475          *
George E. Hamilton, Jr.           61,500       101,000(4)    162,500(4)       *
Richard J. Holland                32,000        --            32,000          *
Roger R. Kapella                   2,900        56,000(5)     58,900(5)       *
Lewis R. Little                   --            20,000(6)     20,000(6)       *
Joseph W. Luter, III           1,661,236       825,032(7)  2,486,268(7)    14.8
Robert W. Manly                   26,000        40,000(8)     66,000(8)       *
Wendell H. Murphy                 --           459,000(9)    459,000(9)     2.8
William H. Prestage               --            60,000(10)    60,000(10)      *
Aaron D. Trub                     42,682       107,000(11)   149,682(11)      *
All executive officers and
  directors as a group (13
  persons)                     1,881,793     3,825,032(12) 5,706,825(12)   33.4

     * Less than 1% of class
                                       4

     (1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote ("voting power") or the power to dispose of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise. Shares of Common Stock listed under the "Direct" column are those which are owned and held by each director and over which each such director, except as noted below, has sole voting power and sole dispositive power. Shares shown under the "Other" column include other forms of "beneficial ownership" pursuant to the aforesaid regulations, as described in the indicated footnotes.
     (2) Reflects 2,123,000 shares owned by Carroll's Swine Investment Partnership, a North Carolina partnership between Carroll's Foods, Inc. and Carroll's Foods of Virginia, Inc. Mr. Faison is an officer and director of Carroll's Foods, Inc. and Carroll's Foods of Virginia, Inc., but is not a stockholder of either corporation. Carroll's Swine Investment Partnership has sole voting power and sole dispositive power with respect to such shares. Mr. Faison disclaims beneficial ownership of such shares.
     (3) Includes 1,000 shares owned by Mr. Greenberg's spouse with respect to which Mr. Greenberg disclaims beneficial ownership.
     (4) Includes 100,000 shares subject to presently exercisable stock options and 1,000 shares owned by Mr. Hamilton's son with respect to which Mr. Hamilton disclaims beneficial ownership.
     (5) Includes 56,000 shares subject to presently exercisable stock options.
     (6) Reflects 20,000 shares subject to presently exercisable stock options.
     (7) Includes 325,032 shares owned by a corporation of which Mr. Luter is an officer, director and the owner of 81% of its capital stock, and 500,000 shares which Mr. Luter has the right to acquire pursuant to the exercise of presently exercisable stock options. Mr. Luter has sole voting power and sole dispositive power with respect to the 325,032 shares owned by the corporation. Mr. Luter may be deemed a control person of the Company.
     (8) Includes 40,000 shares subject to presently exercisable stock options.
     (9) Reflects 459,000 shares owned by Murphy Farms, Inc., of which Mr. Murphy is an officer, director and the principal stockholder. Murphy Farms, Inc. has sole voting power and sole dispositive power with respect to such shares.
     (10) Reflects 60,000 shares owned by Prestage Farms, Inc., of which Mr. Prestage is an officer, director and the principal stockholder. Prestage Farms, Inc. has sole voting power and sole dispositive power with respect to such shares.
     (11) Includes 50,000 shares subject to presently exercisable stock options. Also includes 41,000 shares owned by Mr. Trub's spouse and 16,000 shares owned by Mr. Trub's children with respect to which Mr. Trub disclaims beneficial ownership.
     (12) Includes 786,000 shares subject to presently exercisable stock options.
                       BOARD OF DIRECTORS AND COMMITTEES
     The Company has an Executive Committee, an Audit Committee and a Compensation Committee of the Board of Directors. The Company does not have a Nominating Committee.
                                       5

     The Executive Committee is comprised of Messrs. Hamilton, Holland and Luter and, with certain limitations, exercises the power of the Board of Directors between board meetings. The Executive Committee did not hold any meetings in fiscal 1994.
     The Audit Committee is comprised of Messrs. Faison and Murphy. The principal functions of the Audit Committee are the recommendation to the Board of Directors of a firm to be engaged by the Company as its independent public accountants, conferring with the independent public accountants selected regarding the scope of the audit and services to be performed and reviewing the results of the independent public accountants' examination and recommendations with respect to accounting practices and procedures and internal control. The committee held one meeting in fiscal 1994.
     The Compensation Committee is comprised of Messrs. Greenberg and Holland. The principal functions of the Compensation Committee are to administer the Company's stock option and certain other benefit plans, to review recommendations submitted to it by the Company's management with respect to the compensation of the officers of the Company and its subsidiaries and the directors of the Company, and to make such recommendations to the Board of Directors of the Company as its review indicates. The committee held two meetings in fiscal 1994.
     The Board of Directors held nine meetings during fiscal 1994. All directors attended 75% or more of these meetings, including regularly scheduled and special meetings, and the meetings of all committees of the Board on which they served that were held in the past fiscal year during the periods in which they were directors or served on such committees.
     Directors who are not employees of the Company or any of its subsidiaries received in fiscal 1994 an annual retainer of $3,000, $500 for each board meeting attended, $500 for each committee meeting attended if the committee meeting was not held in connection with, or on the same day as, a board meeting, plus reimbursement of travel expenses incurred in connection with such attendance. The Board of Directors holds three regular meetings each year.
     The Company has agreed to compensate George E. Hamilton, Jr., a director of the Company and the retired President and Chief Operating Officer of Smithfield Packing, for any consulting services he may provide to the Company during the next two years at a rate of approximately $4800 per week.
                                       6

                             EXECUTIVE COMPENSATION
     The table below sets forth, for the fiscal years ended May 1, 1994, May 2, 1993 and May 3, 1992, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of those persons who at May 1, 1994 were the Company's Chief Executive Officer and the next four highest compensated executive officers.
                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                                                        SECURITIES
                                FISCAL      ANNUAL COMPENSATION         UNDERLYING
NAME AND PRINCIPAL POSITION      YEAR       SALARY      BONUS(1)     OPTIONS/SARS (#)
Joseph W. Luter, III             1994      $432,923     $595,893          100,000
  Chairman of the Board,         1993       407,077       74,208                0
  President and Chief            1992       428,077      745,960                0
  Executive Officer of the
  Company
George E. Hamilton, Jr. (2)      1994       304,076      595,893                0
  President and Chief            1993       285,923       74,208                0
  Operating Officer of           1992       300,673      745,960                0
  Smithfield Packing
Roger R. Kapella                 1994       157,500      292,120           35,000
  President and Chief            1993       157,500      223,314                0
  Operating Officer of           1992       160,529      173,866                0
  Patrick Cudahy
Lewis R. Little                  1994       274,317       58,777           65,000
  President and Chief            1993       129,048       10,943                0
  Operating Officer of           1992       120,673       45,820                0
  Gwaltney
Aaron D. Trub                    1994       190,692       90,000           35,000
  Vice President, Secretary      1993       179,308       50,000                0
  and Treasurer of the           1992       181,827      100,000                0
  Company

     (1) Bonus payments shown for fiscal 1993 and fiscal 1992 were for services rendered in the twelve-month periods ended December 31, 1992 and 1991, respectively, while bonus payments for fiscal 1994 were for services rendered in fiscal 1994, reflecting the Company's change from a calendar year to a fiscal year basis for determining bonuses. Messrs. Kapella and Trub received bonuses for services rendered during the period January 1, 1993 through May 2, 1993 in the amounts of $26,740 and $25,000, respectively.
     (2) Mr. Hamilton retired effective June 13, 1994.
                                       7

     The table below sets forth information with respect to options granted during the fiscal year ended May 1, 1994 to each of the executive officers for whom information is given in the Summary Compensation Table.
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
                                                                                            POTENTIAL REALIZABLE
                                                % OF TOTAL                                    VALUE AT ASSUMED
                              NUMBER OF        OPTIONS/SARS     EXERCISE                    ANNUAL RATE OF STOCK
                              SECURITIES        GRANTED TO         OR                        PRICE APPRECIATION
                              UNDERLYING        EMPLOYEES         BASE                       FOR OPTION TERM (3)
                             OPTIONS/SARS       IN FISCAL         PRICE      EXPIRATION
          NAME              GRANTED (#)(1)         YEAR         ($/SH)(2)       DATE        5% ($)       10% ($)
Joseph W. Luter, III            100,000            13.2%          23.06        10/4/03      198,425     1,681,879
George E. Hamilton, Jr.         --                --               --            --           --           --
Roger R. Kapella                 35,000             4.6%          23.06        10/4/03       69,449       588,658
Lewis R. Little                  65,000             8.6%          23.06        10/4/03      128,977     1,093,221
Aaron D. Trub                    35,000             4.6%          23.06        10/4/03       69,449       588,658

     (1) These options become exercisable on October 4, 1998, which is five years from the date of grant.
     (2) The exercise price of the options is equal to 150% of the fair market value of the Company's Common Stock on the date of grant.
     (3) The potential realizable values assume that the market price of the Company's Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation in the Company's stock price. The actual value, if any, an officer may realize will depend on the excess, if any, of the stock price over the exercise price on the date the option is exercised.
     The table below sets forth information with respect to the number and value of options held at May 1, 1994 by each of the executive officers for whom information is given in the Summary Compensation Table.
                            FY-END OPTION/SAR VALUES

                                NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                             UNDERLYING OPTIONS/SARS AT         IN-THE-MONEY OPTIONS AT
                                       5-1-94                          5-1-94(1)
                            EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
          NAME                  (#)              (#)             ($)             ($)
Joseph W. Luter, III          500,000          100,000        7,937,500         94,000
George E. Hamilton, Jr.       100,000           --            1,587,500         --
Roger R. Kapella               56,000           35,000          983,500         32,900
Lewis R. Little                20,000           65,000          317,500         61,100
Aaron D. Trub                  50,000           35,000          793,750         32,900

     (1) Based on the last sales price of the Common Stock of $24 on April 29, 1994.
                                       8

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION PHILOSOPHY
     The Compensation Committee (the "Committee") believes strongly that corporate performance and, in turn, stockholder value depends to a significant extent on the establishment of a close alignment between the financial interests of stockholders and those of the Company's employees, including its senior managers. Accordingly, the Committee and the Company adhere both in principle and in practice to the concept of pay-for-performance. The Company relies heavily on incentive compensation programs to motivate employees. These programs are variable and closely tied to corporate, business unit and/or individual performance, and place "at risk" a major portion of executive compensation in a manner that encourages a sharp and continuing focus on building stockholder value. The Company encourages executives to hold significant amounts of Company stock, and in part the compensation programs are designed to accomplish that objective.
COMPONENTS OF THE COMPENSATION PROGRAM
     Senior management compensation at the Company includes two components: first, a base salary, and second, long-and short-term incentive compensation programs, both cash and non-cash, that are tied to the Company's or certain of its subsidiaries' financial performance.
     Base salaries are generally established at the minimum levels believed by the Committee to be necessary to attract and retain a highly efficient management group when considered along with the performance-based components of the program. Except in the case of one executive officer who assumed significant new responsibilities during fiscal 1994, the base salaries of the executive officers have remained, in effect, unchanged since fiscal 1992. Upon the recommendation of management, the base salaries of some executive officers were actually reduced for part of fiscal 1993; these amounts were subsequently repaid to the executive officers in fiscal 1994 because of the significant improvement in the Company's financial performance.
     A cash bonus is the principal short-term incentive. Bonus awards for most executive officers, including the Chief Executive Officer, are calculated pursuant to a formula based on pre-tax income, either on a consolidated basis or for a particular subsidiary, as the Committee finds most appropriate, and are subject to adjustment based on the officer's individual performance. Bonus awards for the remaining executive officers are based primarily on individual performance, as evaluated by the Chief Executive Officer and reviewed by the Committee, with consideration given to the Company's financial performance measured principally in terms of its pre-tax income. Consistent with the Committee's policy that a major portion of executive compensation be "at risk," bonus awards for executive officers in recent years have ranged from 15% to 71% of an executive officer's total cash compensation depending on Company and individual performance. Mostly as a result of the Company's significant improvement in pre-tax income in fiscal 1994 over fiscal 1993, bonus awards for fiscal 1994 averaged 53% of the executive officers' total cash compensation.
     Long-term incentives are provided by stock options, awarded from time to time, whose ultimate value to the employee is tied to the market price of the Company's Common Stock. The Company's stock option program ties the employee's economic interests directly to those of the stockholders. In recommending the recipients and size of stock option awards, the Committee considers the level of incentive already provided by the size and status of prior grants as well as a subjective evaluation of the employee's potential contribution to the Company's future success. Stock options were awarded to approximately 50 employees during the last fiscal year, including most of the executive officers. These were the first stock option awards since 1989 and were granted with an exercise price of 150% of the fair market value of the Common Stock.
                                       9

ADMINISTRATION OF COMPENSATION PROGRAMS
     Messrs. Greenberg and Holland, neither of whom has been or is an officer or employee of the Company, are the members of the Committee. The Committee principally formulates compensation policies and reviews recommendations submitted to it by management with respect to the cash and non-cash compensation of the officers of the Company and its subsidiaries, as well as of Company directors. The Committee then makes specific recommendations on an annual basis to the Board of Directors. The Board of Directors has never modified or rejected in any material way any recommendation of the Committee.
CEO COMPENSATION
     The Committee determined the compensation of Joseph W. Luter, III, the Chairman, President and Chief Executive Officer of the Company, for fiscal 1994 in accordance with the guidelines described above. Consistent with the Committee's policy that a major part of each executive officer's compensation be performance-based, and therefore at risk, Mr. Luter's base salary has remained, in effect, unchanged since fiscal 1992. Mr. Luter was among those executive officers who received a reduction in base salary for part of fiscal 1993, as recommended by management, with the amount foregone being repaid in fiscal 1994 when the Company's financial performance improved significantly. Mr. Luter's bonus award for fiscal 1994 was determined pursuant to the formula described above and represented approximately 58% of his total cash compensation as a result of the Company's significant improvement in pre-tax income in fiscal 1994 over fiscal 1993. The award of stock options to Mr. Luter was based on the criteria previously discussed.
     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which was enacted in 1993, imposes a $1 million limit on the amount of annual compensation that will be deductible by the Company with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers. Performance-based compensation that meets certain requirements will not be subject to this deductibility limit. The Company is proposing changes to the 1992 Stock Incentive Plan and has designed the Incentive Bonus Plan with the intention of making these plans meet the requirements for performance-based compensation. It is currently the Company's policy to seek to qualify the performance-based components of its compensation program for this exclusion from the section 162(m) limitation as necessary to maximize the deductibility of executive compensation.
COMPENSATION COMMITTEE
Joel W. Greenberg
Richard J. Holland
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Cecil W. Gwaltney, a director of the Company and former member of the Compensation Committee, is chairman of the board of Gwaltney Motor Company ("GMC"), which was paid $515,000 by the Company in fiscal 1994 for automotive equipment and parts and maintenance and leasing services. The Company leases substantially all of its automobiles under three-year leases arranged by GMC. As of May 1, 1994, the Company was obligated to make a total of $777,000 in future lease payments under such leases in effect on that date. The Company's management believes that the terms of all of its purchase transactions with GMC and the terms of the leases arranged by GMC are comparable to those available from other suppliers.
                                       10

                               PERFORMANCE GRAPH
     The Company is subject to Securities and Exchange Commission rules which require all public companies to present a corporate performance graph in their annual proxy statement. The rules require a line graph which compares the Company's five-year cumulative total stockholder return on its Common Stock with a broad equity market index and either a published industry index or an index of peer companies selected by the Company. The graph below presents a comparison of the Company's performance with the Meat Packing Index (SIC Code 2011) and the Nasdaq Market Value Index, each prepared by Media General Financial Services, Inc., assuming that investments of $100 were made on May 1, 1989 and that dividends were reinvested.
                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
          OF COMPANY, PUBLISHED INDUSTRY INDEX AND BROAD MARKET INDEX



               [graph as defined by the following data points]

                                  1989          1990       1991       1992       1993       1994
Smithfield Foods, Inc.            100           60.87      226.81     186.96     166.67     278.26
Meat Packing Index                100          123.53      194.58     170.96     175.62     202.88
NASDAQ Market Value Index         100           93.19      103.60     106.27     126.97     142.52

                                 PENSION PLANS
     The Company, Gwaltney of Smithfield, Ltd. ("Gwaltney"), Patrick Cudahy Incorporated ("Patrick Cudahy") and The Smithfield Packing Company, Incorporated ("Smithfield Packing") maintain qualified non-contributory pension plans covering their salaried employees. Esskay, Inc. ("Esskay") maintains a qualified pension plan for its salaried employees that allows, but does not require, employee contributions. These plans are the only contingent forms of remuneration provided by the Company, Esskay, Gwaltney, Patrick Cudahy or Smithfield Packing to officers and directors.
     The qualified pension plan maintained by the Company provides for retirement benefits which are a function of each participant's average earnings during his final five plan years of employment and his aggregate years of service with any company in the Company's controlled group. All compensation paid to a participant within a plan year is included in determining average earnings used to calculate pension benefits. These benefits are calculated by applying a certain percentage to the average earnings up to a given level (based on the participant's year of birth) and a higher percentage to the average earnings above this level and then multiplying the sum by the years of service. This method of calculation has the effect of coordinating the benefits provided by the Company's qualified pension plan with those provided by Social Security.
     The qualified pension plans maintained by Patrick Cudahy, Gwaltney and Smithfield Packing each provide for retirement benefits which are a function of each participant's average earnings during his final five calendar years of employment and his aggregate years of service with any company in the Company's controlled group. All compensation paid to a participant within a calendar year is included in determining average earnings used to calculate pension benefits under the respective plans of these companies. These benefits are calculated by applying a certain percentage to the average earnings up to a given level (based on the participant's year of birth) and a higher percentage to the average earnings above this level and then multiplying the sum by the years of service. This method of calculation has the effect of coordinating the benefits provided by each company's qualified pension plan with those provided by Social Security.
     The qualified pension plan maintained by Esskay provides for retirement benefits which are a function of each participant's earnings and his aggregate years of service with any company in the Company's controlled group. All compensation accrued for the plan year is included in the earnings used to calculate pension benefits under the plan. These benefits are calculated by applying a certain percentage to each year's earnings up to a given level (varying by calendar year) and a higher percentage to that year's earnings above this level, then adding up the results for each year of service. This method of calculation has the effect of coordinating the benefits provided by the Esskay qualified pension plan with those provided by Social Security.
                                       12

     The following table indicates the estimated annual benefits payable upon retirement at age 65 in 1994 to participants in the Company's qualified pension plan, based on the specific remuneration and years of service classifications set forth below.

 AVERAGE EARNINGS
DURING PARTICIPANTS             YEARS OF SELECTED SERVICE WITH COMPANIES
    FINAL FIVE                      IN THE COMPANY'S CONTROLLED GROUP
    PLAN YEARS
      (1)-(4)             15          20          25           30           35
     $ 120,000          $27,693     $36,924     $46,154     $ 55,385     $ 64,616
       160,000           37,893      50,524      63,154       88,416       88,840
       200,000           48,093      64,124      80,154       96,185      112,216
       240,000           52,995      70,660      88,325      105,990      115,641(2)
       280,000           52,995      70,660      88,325      105,990      115,641(2)
       320,000           52,995      70,660      88,325      105,990      115,641(2)
       360,000           52,995      70,660      88,325      105,990      115,641(2)

     (1) A plan year is the one-year period from January 1 to the following December 31.
     (2) The maximum annual retirement benefit will be $118,800 for benefits commencing in 1994 at the participant's social security retirement age, unless a participant had a higher "current accrued benefit" (as defined in the Tax Reform Act of 1986) in which case the higher benefit will be permitted. The maximum amount is subject to annual cost-of-living adjustments.
     (3) The remuneration covered by the plan is the remuneration paid during the plan year, whereas the remuneration reported in the summary compensation table is the remuneration paid for the fiscal year ended May 1, 1994.
     (4) In accordance with changes in federal pension law which became effective January 1, 1994, annual compensation in excess of $150,000 cannot be considered when calculating a qualified pension benefit. However, benefits accrued through December 31, 1993, which may have been based on higher compensation, will not be reduced.
     As of May 1, 1994, Messrs. Luter, Hamilton, Kapella, Little and Trub are credited with 26, 24, 9, 30 and 24 years of service, respectively, under the pension plan. The benefits shown in the table are not subject to any reduction for benefits paid from other sources, including Social Security, unless a benefit is payable for the same service under another qualified plan of a company in the Company's controlled group.
                               OTHER TRANSACTIONS
     Joseph W. Luter, III, the Chairman, President and Chief Executive Officer of the Company, is an officer, director and the owner of 81% of the capital stock of Luter Packing Company, a wholesale distributor of meat and other food products. The Company sold $321,000 of its fresh pork and processed meat products to Luter Packing Company in fiscal 1994. The sales to Luter Packing Company were made by the Company in the ordinary course of its business, and in the opinion of the Company's management, the terms of those transactions were as favorable to the Company as those made to unaffiliated parties. Gwaltney purchased $8,159,000 of comminuted chicken meat for use in its frank and bologna products from a company 48% of the capital stock of which is owned by Mr. Luter's three adult children. The Company believes that the terms under which Gwaltney made such purchases were as advantageous to Gwaltney as those Gwaltney would have received from any other comminuted chicken meat producer.
                                       13

     Roger R. Kapella, Aaron D. Trub and other officers of the Company, Gwaltney and Smithfield Packing and George E. Hamilton, Jr., a director of the Company, are members of a group which owns 18% of the capital stock of RCS-Smithfield, Inc. ("RCSS"). The Company has an agreement with RCSS, which expires in fiscal 2003, to use a cold storage warehouse facility owned and operated by RCSS near Smithfield, Virginia, as its primary outside cold storage warehouse for its plants in Smithfield, Virginia. Under the agreement, the Company pays RCSS for the use of the facility at prevailing competitive rates for such services and guarantees a minimum annual usage fee of $1,200,000 which is presently renegotiable. The Company paid RCSS $2,474,000 in fees for use of the facility in fiscal 1994. The Company has the right under certain circumstances to purchase the facility from RCSS for $300,000 in excess of the book value of the facility until April 1998. The Company believes that the terms, conditions and rates under which it has agreed to use the RCSS facility are as advantageous to the Company as are such terms, conditions and rates of any other outside cold storage warehouse facility.
     F. J. Faison, Jr., a director of the Company, is the president and a director of Carroll's Foods, Inc. ("CFI") and its affiliates, Carroll's Farms of Virginia, Inc. ("CFAV") and Carroll's Foods of Virginia, Inc. ("CFOV"). The Company has arrangements with CFI and its affiliates for production of hogs for the Company's meat processing plants. The arrangements involve, inter alia, (i) Smithfield-Carroll's Farms, a partnership consisting of Smithfield Hog Farms, Inc. (a wholly-owned subsidiary of the Company) and CFAV, which partnership owns hog raising facilities and leases them to CFOV, and (ii) contracts between the Company and CFOV and CFI which obligates the Company to purchase hogs produced by CFOV and CFI. Substantially all revenues of the Smithfield-Carroll's Farms partnership consist of CFOV's lease payments, which cover debt service, depreciation charges and other operating expenses. For fiscal 1994, such revenues were $9,706,000, and such revenues are expected to equal or exceed this level in fiscal 1995. Pursuant to the purchase agreements, the Company purchased $62,348,000 and $127,849,000 of live hogs from CFOV and CFI, respectively, in fiscal 1994 and anticipates a greater volume of business under these agreements in fiscal 1995. The Company believes that the prices paid under the purchase agreement with CFI are equivalent to market. During periods when hog production is profitable, the purchase agreement with CFOV results in decreased raw material costs to the Company and, conversely, an increase in costs when such production is unprofitable. In fiscal 1994, the benefit of those decreased costs to the Company was $2,223,000.
     Wendell H. Murphy, a director of the Company, is the chairman of the board and chief executive officer and the principal stockholder of Murphy Farms, Inc. ("MFI"). The Company has a contract with MFI which obligates the Company to purchase hogs finished by MFI in the Southeast. Pursuant to the purchase agreement, the Company purchased $197,997,000 of live hogs from MFI in fiscal 1994 and anticipates a greater volume of business under this agreement in fiscal 1995. The Company believes that the prices paid under the purchase agreement with MFI are equivalent to market.
     The daughter and son-in-law of Joseph W. Luter, III, the Chairman, President and Chief Executive Officer of the Company, are the sole members of Fishing Creek Farms, LLC ("Fishing Creek"). In April 1994, Brown's of Carolina, Inc. ("Brown's"), an 86%-owned subsidiary of the Company, entered into certain arrangements with B&G Farms, LLC ("B&G"), a limited liability company in which Brown's and Fishing Creek each have a 50% interest, for the production of hogs for the Company's pork processing plants. The arrangements involve, inter alia,
(i) an investment of $1,200,000 and a loan of $1,100,000 by each of Brown's and Fishing Creek to B&G, (ii) the sale by Brown's to B&G of certain hog production facilities for $3,302,000, which represented the historical cost of the facilities to Brown's, (iii) the lease of such facilities back to Brown's until December 31, 2009 at an annual rent of approximately $465,000 per year and (iv) an advance by B&G to Brown's of $1,295,000 for working capital. All profits and losses from the hog production operations will be shared equally by Brown's and Fishing Creek. All loans and advances made pursuant to the arrangements accrue interest at a rate equal to the
                                       14
prime rate charged by one of the Company's lending banks. No lease payments by Brown's or hog purchases by the Company occurred under these arrangements during fiscal 1994. The Company believes that the terms of the foregoing arrangements are no less favorable to the Company than if entered into with unaffiliated parties.
     Smithfield of Utah, Inc., a wholly-owned subsidiary of the Company, has entered into a joint hog production arrangement with three companies to produce hogs in the State of Utah. The other companies participating in the joint hog production arrangement are (i) Carroll's Foods of Utah, Inc., of which F. J. Faison, Jr., a director of the Company, is the president and a director, (ii) West Isle Partners, Inc., of which Wendell H. Murphy, a director of the Company, is the president and a director and members of Mr. Murphy's family are the sole stockholders, and (iii) Prestage Farms of Utah, Inc., of which William H. Prestage, a nominee for election as a director of the Company, is the president and a director and Mr. Prestage and his wife are the sole stockholders. Each of the companies has contributed $1 million to the arrangement in exchange for a 25% interest in the profits or losses. In April 1994, the Company transferred certain real estate located in the State of Utah to the arrangement for an aggregate sales price of $1,694,000, which represented the historical cost of the property to the Company plus certain related costs. The Company believes that the terms of the joint arrangement and the sale of the real estate were no less favorable to the Company than if entered into with unaffiliated parties.
                                   PROPOSAL 2
                                  APPROVAL OF
             AMENDMENT AND RESTATEMENT OF 1992 STOCK INCENTIVE PLAN
INTRODUCTION
     The 1992 Stock Incentive Plan (the "1992 Plan") was adopted by the Board of Directors and approved by the Company's stockholders in 1992. On April 13, 1994, the Board of Directors amended and restated the 1992 Plan, subject to stockholder approval, (i) to permit options to be granted with an exercise price of 100% of fair market value (instead of 150% of fair market value), (ii) to limit to 100,000 the number of option shares that can be granted in any year to an eligible employee and (iii) to permit optionees to pay withholding taxes that become applicable upon exercise of an option by delivering, or having the Company withhold, shares of Company Common Stock equal in value to the withholding taxes.
     The 1992 Plan became effective May 20, 1992. Unless sooner terminated by the Board of Directors, the Plan will terminate on May 19, 2002. No options may be granted under the 1992 Plan after termination.
     The 1992 Plan is intended to provide a means for selected key management employees of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company.
     The principal features of the 1992 Plan as amended and restated are summarized below. The summary is qualified by reference to the complete text of the amended and restated plan, which is attached as Exhibit A.
GENERAL
     The 1992 Plan reserves 1,250,000 shares of Common Stock for issuance pursuant to the exercise of stock options. Options covering 755,500 shares have been granted to date. If an option is cancelled, terminates or lapses unexercised, any unissued shares allocable to such option may be subjected again to an option award. In the event of a future stock dividend, stock split or similar prorata change in the number of outstanding shares of Common Stock or the future creation or issuance to shareholders generally of rights, options or warrants for the
                                       15
purchase of Common Stock or preferred stock, the number of shares covered by an option and/or the exercise price thereof, or both, as appropriate, will be adjusted.
     The Common Stock is traded over-the-counter, and on July 15, 1994 the last sales price reported on The Nasdaq National Market was $29.
ELIGIBILITY
     All present and future employees of the Company and subsidiaries of the Company who hold key positions are eligible to receive incentive awards under the 1992 Plan. The Company estimates that it has approximately 75 such employees including officers.
ADMINISTRATION
     The 1992 Plan is administered by the Compensation Committee (the "Committee") which is comprised of directors of the Company who are not eligible to participate in the plan or any similar plan of the Company and who are "outside directors" for purposes of section 162(m) of the Internal Revenue Code. The Committee has the power and complete discretion to determine when to grant options, which eligible employees will receive options, and the number of shares to be allocated to each option. The Committee may impose conditions on the exercise of options in addition to those required by the plan, and may impose such other restrictions and requirements as it may deem appropriate.
STOCK OPTIONS
     Options granted under the 1992 Plan are nonstatutory stock options. Nonstatutory options do not qualify for favorable income tax treatment under
Section 422 of the Internal Revenue Code. The exercise price of an option granted after the amendment and restatement of the plan are approved by stockholders may not be less than 100% of the fair market value of the Common Stock on the date of grant.
     Options may only be exercised five years after the date of grant or at such later times as may be specified by the Committee, provided, however, that options may not be exercised after the first to occur of (i) ten years from the date on which the option was granted, (ii) three months from the date of the optionee's termination of employment with the Company for reasons other than death or disability or (iii) one year from the date of the optionee's termination of employment on account of death or disability. An option not otherwise exercisable because the five-year period from the date of grant has not expired will become exercisable automatically upon a "change of control" (a term defined in the plan) or on the day immediately preceding the distribution date under the amended Rights Agreement between the Company and First Union National Bank of North Carolina, dated as of January 31, 1994.
     In order for the plan to meet the requirements under section 162(m) of the Internal Revenue Code for performance-based compensation, the maximum number of shares with respect to which options may be granted in any calendar year to an employee eligible to participate in the plan is limited to 100,000.
     An optionee exercising an option will pay the exercise price in cash except that if the option so provides, the optionee may instead pay the exercise price by (i) delivering shares of Common Stock, (ii) having the Company withhold shares of Common Stock from the option shares or (iii) delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price. In addition to paying the exercise price, the optionee is required to pay all applicable withholding taxes that become payable upon the exercise of an option. The 1992 Plan has been amended, subject to stockholder approval, to provide that as an alternative to cash, if the option so provides, the
                                       16
optionee may deliver, or have the Company withhold, shares of Company Common Stock to satisfy such withholding taxes pursuant to procedures established by the Committee.
TRANSFERABILITY OF INCENTIVE AWARDS
     An option awarded under the plan may not be sold, transferred, pledged or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the plan are exercisable during his lifetime only by such participant, or his guardians or legal representatives. Upon the death of a participant, his personal representative or beneficiary may exercise his rights under the plan.
AMENDMENT OF THE PLAN AND AWARDS
     The Board of Directors may amend the 1992 Plan in such respects as it deems advisable; provided that the stockholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of shares of Common Stock that may be issued or (iii) materially modify the requirements of eligibility for participation. Options granted under the 1992 Plan may be amended with the consent of the recipient so long as the amended option is consistent with the terms of the plan.
FEDERAL INCOME TAX CONSEQUENCES
     There are generally no federal income tax consequences to the Company or the participant at the time an option is granted. Upon exercise of a stock option, an optionee generally will recognize compensation income (which is subject to income tax withholding by the Company) equal to the difference between the fair market value of the Common Stock on the date of the exercise and the exercise price. Special rules apply to certain officer optionees who exercise options within six months of the date of grant. If the option so provides, an optionee exercising an option may deliver shares of Common Stock instead of cash to pay the exercise price without having to recognize taxable gain on any appreciation in value of the shares delivered.
     The Company will usually be entitled to a business expense deduction at the time and in the amount that an optionee recognizes ordinary compensation income. If the optionee is the Chief Executive Officer or one of the Company's four other most highly paid executive officers, the deduction will be subject to the $1 million limitation under section 162(m) of the Internal Revenue Code on the amount of such optionee's annual compensation which may be deducted unless the plan meets the statutory requirements for performance-based compensation. The plan as amended and restated is intended to comply with these statutory requirements so that compensation income recognized upon the exercise of an option will be performance-based, and therefore deductible without regard to the $1 million limitation. However, because of certain interpretational issues under the statutory provisions, the transition rules and the proposed Internal Revenue Service regulations, there can be no assurance that the options previously awarded or to be awarded will qualify for this exception.
VOTE REQUIRED
     Approval of the proposed amendment and restatement of the 1992 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.
     The Board of Directors recommends a vote FOR the proposed amendment and restatement of the 1992 Stock Incentive Plan.
                                       17

                                   PROPOSAL 3
                APPROVAL OF AMENDMENT TO 1984 STOCK OPTION PLAN
INTRODUCTION
     The Smithfield Foods, Inc. Stock Option Plan (1984) (the "1984 Plan") was adopted by the Board of Directors and approved by the Company's stockholders in 1984. On April 13, 1994, the Board of Directors amended the 1984 Plan, subject to stockholder approval, to permit options to be amended to provide alternative methods of payment, in addition to cash, of the exercise price and the withholding taxes that become applicable upon exercise, as discussed below. GENERAL
     The 1984 Plan terminated on May 9, 1994 so that no further options may be granted under the plan. The plan remains in effect as to options granted before May 9, 1994 that remain exercisable. As of July 15, 1994, options covering 888,600 shares of the Company's Common Stock were still exercisable under the 1984 Plan. In the event of a future stock dividend, stock split or similar prorata change in the number of outstanding shares of Common Stock or the future creation or issuance to shareholders generally of rights, options or warrants for the purchase of Common Stock or preferred stock, the number of shares covered by an option and/or the exercise price thereof, or both, as appropriate, will be adjusted.
     See the discussion of the 1992 Stock Incentive Plan above for recent information regarding the market value of the Common Stock.
ELIGIBILITY
     While in effect, key employees of the Company and its subsidiaries were eligible to receive options under the 1984 Plan. Nineteen employees (including officers) received options under the 1984 Plan.
ADMINISTRATION
     The 1984 Plan is administered by the Compensation Committee.
STOCK OPTIONS
     All options granted under the 1984 Plan were nonstatutory stock options. Nonstatutory options do not qualify for favorable income tax treatment under
Section 422 of the Internal Revenue Code.
     Currently, an optionee exercising an option is required to pay the exercise price in cash. The 1984 Plan has been amended, subject to stockholder approval, to provide that if the option so provides, or is amended to so provide, the optionee may instead pay the exercise price by (i) delivering shares of Common Stock, (ii) having the Company withhold shares of Common Stock from the option shares or (iii) delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price. In addition to paying the exercise price, the optionee is required to pay all applicable withholding taxes that become payable upon the exercise of an option. The 1984 Plan has been amended, subject to stockholder approval, to provide that as an alternative to cash, if the option so provides or is amended to so provide, the optionee may deliver, or have the Company withhold, shares of Company Common Stock to satisfy such withholding taxes pursuant to procedures established by the Committee.
                                       18

TRANSFERABILITY OF INCENTIVE AWARDS
     An option awarded under the plan may not be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the plan are exercisable during his lifetime only by such participant, or his guardians or legal representatives. Upon the death of a participant, his personal representative or beneficiary may exercise his rights under the plan.
AMENDMENT OF THE PLAN AND AWARDS
     The Board of Directors may amend the 1984 Plan in such respects as it deems advisable; provided that the stockholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of shares of Common Stock that may be issued or (iii) materially modify the requirements of eligibility for participation. Options granted under the 1984 Plan may be amended with the consent of the recipient so long as the amended option is consistent with the terms of the plan.
FEDERAL INCOME TAX CONSEQUENCES
     The federal income tax consequences to the Company and the participant with respect to options granted under the 1984 Plan should be the same as those applicable to options granted under the 1992 Plan, as described above. The 1984 Plan and the options granted thereunder should be covered by certain grandfather provisions and transition rules under section 162(m) of the Internal Revenue Code so that compensation income recognized upon the exercise of an option will be deductible by the Company without regard to the $1 million limitation.
VOTE REQUIRED
     Approval of the proposed amendment to the 1984 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.
     The Board of Directors recommends a vote FOR the proposed amendment to the 1984 Stock Option Plan.
                                   PROPOSAL 4
                        APPROVAL OF INCENTIVE BONUS PLAN
INTRODUCTION
     On January 26, 1994, the Compensation Committee adopted the Incentive Bonus Plan subject to approval by the Company's stockholders. The purpose of the plan is to provide the Chief Executive Officer with incentive bonuses that are related to and measured by the Company's financial performance. The plan is intended to satisfy the statutory requirements under section 162(m) of the Internal Revenue Code for performance-based compensation so that the amounts paid thereunder will not be subject to the $1 million limitation on the amount of the executive's annual compensation income which may be deducted by the Company. If approved by the stockholders, the plan will be applicable to fiscal years beginning on and after May 2, 1994, unless and until terminated by the Board of Directors.
DESCRIPTION OF THE PLAN
     The Incentive Bonus Plan establishes a linkage between the cash bonus awards to the executive and the Company's financial performance. For the fiscal year ending April 30, 1995, and each fiscal year thereafter, until
                                       19
the plan is terminated or the Committee changes the threshold and percentage requirements for receipt of a bonus payment, the executive will be entitled to receive 1% of the first tier of the Company's net income before income taxes, incentive payments due to executives and accounting for minority interests ("Adjusted Net Income") and 2% of the excess of the Company's Adjusted Net Income over the first tier.
PAYMENT OF AWARDS
     Before any award may be paid pursuant to the plan, the Committee must certify that the performance goals have been achieved and any other requirements of the plan have been satisfied. If the executive's employment is terminated before the last day of the fiscal year because of death, disability or retirement or voluntarily by the executive or by the Company without cause, the executive will be entitled to receive a bonus computed as though the date the event occurred were the last day of the fiscal year. If termination of employment occurs for cause, no award will be paid.
ADMINISTRATION
     The plan will be administered by the Committee as long as the composition of the Committee consists solely of two or more "outside directors" as that term is defined in section 162(m) of the Internal Revenue Code. The Committee has the authority to establish performance goals and targets under the plan and may reduce the amount of, or eliminate entirely, any award if the Committee determines it is in the best interests of the Company to do so.
AMENDMENT AND TERMINATION
     The Board of Directors may amend or terminate the plan at any time as it deems appropriate; provided that (i) no amendment or termination of the plan after the end of a fiscal year may increase the awards for the fiscal year just ended and (ii) to the extent required to meet the requirements under section 162(m) of the Internal Revenue Code for performance-based compensation, any amendment that makes a material change to the plan must be approved by the Company's stockholders. The Board of Directors is specifically authorized to amend the plan as necessary or appropriate to comply with section 162(m) of the Internal Revenue Code and the regulations issued thereunder.
FEDERAL INCOME TAX CONSEQUENCES
     The executive will not incur federal income tax until a payment is made and will include the amount received in his gross income as compensation income in the year received.
     The Company will usually be entitled to a business expense deduction in the amount that the executive recognizes compensation income. As previously discussed, the plan is intended to satisfy the statutory requirements under section 162(m) of the Internal Revenue Code for performance-based compensation. If for any reason the plan or the administration thereof is determined not to meet such requirements for any fiscal year, any cash award paid under the plan for that year will be subject to the $1 million limit on deductibility.
VOTE REQUIRED
     Approval of the plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.
     The Board of Directors recommends a vote FOR the proposed Incentive Bonus Plan.
                                       20

                                   PROPOSAL 5
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
     The Board of Directors, upon the recommendation of its Audit Committee, has selected Arthur Andersen & Co. as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending April 30, 1995, and is submitting this matter to the stockholders for their ratification. Arthur Andersen & Co. has served as the Company's independent public accountants since 1981. One or more representatives of Arthur Andersen & Co. will be present at the Annual Meeting of Stockholders to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.
     The Board of Directors of the Company recommends that you vote FOR the ratification of the selection of Arthur Andersen & Co. as independent public accountants to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending April 30, 1995.
                                 OTHER MATTERS
     The Board of Directors does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Meeting. If any matters not set forth in the Notice of Meeting accompanying this proxy statement are properly brought before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.
                             STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the Company's 1995 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by March 31, 1995. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.
     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 1, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 501 NORTH CHURCH STREET, SMITHFIELD, VIRGINIA 23430, ATTENTION: AARON D. TRUB, SECRETARY.
                                          By Order of the Board of Directors,
                                          Aaron D. Trub
                                          SECRETARY
July 29, 1994

                                                                       EXHIBIT A
                             SMITHFIELD FOODS, INC.
                           1992 STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)
     1. PURPOSE. The Smithfield Foods, Inc. 1992 Stock Incentive Plan (the "Plan") was adopted May 20, 1992 and approved by stockholders on September 2, 1992. The Plan as amended and restated was adopted April 13, 1994 subject to stockholder approval as to the amendments to the Plan. The Plan was adopted to further the long term stability and financial success of Smithfield Foods, Inc. (the "Company") by attracting and retaining key employees through the use of stock incentives. It is believed that ownership of Common Stock will stimulate the efforts of eligible participants upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Options granted to such participants under this Plan will strengthen their desire to remain with and provide services to the Company and will further the identification of their interests with those of the Company's stockholders.
     The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3").
     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:
     (a) "Board" means the board of directors of the Company.
     (b) "Change of Control" means:
          (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
          (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or
                                      A-1

          (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.
     (c) "Code" means the Internal Revenue Code of 1986, as amended.
     (d) "Company" means Smithfield Foods, Inc., a Delaware corporation.
     (e) "Common Stock" means Common Stock, $.50 par value, of the Company. If the par value of the Common Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.
     (f) "Committee" means the committee appointed by the Board as described under Section 12.
     (g) "Date of Grant" means the date on which an Option is granted by the Committee or a later date specified by the Committee as the date the grant is to become effective.
     (h) "Disability" or "Disabled" means a mental or physical condition that prevents a Participant from rendering the services for which he was employed. The Committee shall determine whether a Disability exists and such determination shall be conclusive.
     (i) "Fair Market Value" means as of the Date of Grant (or, if there were no trades on the Date of Grant, the last preceding day on which Common Stock is traded) (i) if the Common Stock is traded on an exchange the average of the highest and lowest registered sales prices of the Common Stock at which it is traded on such day on the exchange on which it generally has the greatest trading volume, or (ii) if the Common Stock is traded on the over-the-counter market, the average between the lowest and highest sales prices as reported by NASDAQ.
     (j) "Insider" means a person subject to Section 16(b) of the Securities Exchange Act of 1934.
     (k) "Nonstatutory Stock Option" means an Option, which does not meet the requirements of Section 422 of the Code, or even if meeting the requirements of
Section 422 of the Code, is not intended to be an incentive stock option and is so designated.
     (l) "Option" means a right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.
     (m) "Parent" means, with respect to any corporation, a "parent corporation" of that corporation within the meaning of Section 424(e) of the Code.
     (n) "Participant" means any person who receives an Option under the Plan.
     (o) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.
                                      A-2

     (p) "Subsidiary" means, with respect to any corporation, a "subsidiary corporation" of that corporation within the meaning of Section 424(f) of the Code.
     3. GENERAL. Options granted under the Plan shall be Nonstatutory Stock Options.
     4. STOCK. Subject to Section 11 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 1,250,000 shares of Common Stock, which shall be authorized, but unissued shares. Shares allocable to options awarded under the Plan, that expire or terminate unexercised may be subjected to an Option under the Plan.
     5. ELIGIBILITY.
     (a) All present and future management employees and other employees who are in a position to contribute to the success of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) shall be eligible to receive an Option under the Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select persons to receive Options and, subject to the provisions of Section 6, to determine for each Participant the terms and conditions and the number of shares to be allocated to each Participant as part of each Option.
     (b) The grant of an Option shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment of the Participant after the grant or to make further grants to the Participant at any time thereafter.
     6. STOCK OPTIONS.
     (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to a Participant stating the number of shares for which Options are granted and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.
     (b) The exercise price of shares of Common Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.
     (c) Options not otherwise exercisable because the five-year period from the date of grant has not expired will become automatically exercisable (i) if a Change of Control occurs, or (ii) on the day immediately preceding the Distribution Date under the amended Rights Agreement between the Company and First Union National Bank of North Carolina, Rights Agent, dated as of January 31, 1994, as amended from time to time.
     (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Options shall in all events not be more liberal than the following provisions:
          (i) No Option shall be exercisable sooner than five years from the Date of Grant.
          (ii) No Option may be exercised after the first to occur of (x) ten years from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and its Parent and Subsidiary corporations for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.
          (iii) Except as otherwise provided in this paragraph, no Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise (or was so
                                      A-3
     employed not more than three months before the time of the exercise) and has been employed by the Company or a Parent or Subsidiary of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his Disability or death at a time when the Participant holds an Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Option that is exercisable (in whole or in part), the Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Option shall have passed by will or by the laws of descent and distribution.
     (e) The maximum number of shares with respect to which Nonstatutory Options may be granted in any calendar year to an employee eligible to participate in the Plan is 100,000.
     7. METHOD OF EXERCISE OF OPTIONS.
     (a) Options may be exercised by written notice of the exercise given by the Participant to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that if the terms of the Option so permit, the Participant may (i) deliver shares of Common Stock that the Participant has owned for at least six months (valued at their Fair Market Value at the date of exercise), or cause to be withheld from the Option Shares, shares of Common Stock (valued at their Fair Market Value on the date of exercise), in satisfaction of all or any part of the exercise price, or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price.
     (b) The Company may place on any certificate representing Common Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any applicable withholding taxes, and has had issued a certificate for the shares of Common Stock acquired, the Participant shall possess no stockholder rights with respect to the shares.
     (c) As an alternative to making a cash payment to the Company to satisfy his tax withholding obligations, if the Option so provides or is amended to so provide, the Committee may establish procedures permitting the Participant to elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Federal, state and local tax liabilities of the employee arising in the year of its exercise upon the exercise of a Nonstatutory Stock Option. Any such election shall be made only in accordance with procedures established by the Committee.
     (d) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted, as the same now exists or may, from time to time, be amended.
     8. NONTRANSFERABILITY OF OPTIONS. Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution or, if permitted by Rule 16b-3, pursuant to a Qualified Domestic Relations Order (as defined in Section 414(p) of the Code ("QDRO") and shall be exercisable, during the Participant's lifetime,
                                      A-4
only by the Participant or, if permitted by Rule 16b-3, an alternative payee under a QDRO or by his guardian, duly authorized attorney-in-fact or other legal representative.
     9. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on May 20, 1992 and shall be submitted to the stockholders of the Company for approval. Until the Plan has been approved by the Company's stockholders, no Option shall be exercisable.
     10. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on May 19, 2002. No Options shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 11), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the stockholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Options as it deems appropriate to ensure compliance with Rule 16b-3. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Option previously granted to him.
     11. CHANGE IN CAPITAL STRUCTURE.
     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of Common Stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
     (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Options as the Committee deems appropriate.
     (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.
     12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee consisting of not less than two Directors of the Company, who are "outside directors", as that term is defined for purposes of Code section 162(m), who meet the requirements of paragraph (d) below and are appointed by the Board. Subject to the foregoing requirements, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Option the Committee deems appropriate to achieve the objectives of the Option and the Plan and, in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:
                                      A-5

          (a) The Committee shall have the power and complete discretion to determine (i) which Participants shall receive an Option, (ii) the number of shares of Common Stock to be covered by each Option, (iii) the fair market value of Common Stock, (iv) the time or times when an Option shall be granted, (v) whether an Option shall become vested over a period of time and, subject to the terms of the Plan, when it shall be fully vested, (vi) whether a Disability exists, (vii) the manner in which payment will be made upon the exercise of Options, (viii) conditions relating to the length of time before disposition of Common Stock received upon the exercise of Options is permitted, and (ix) any additional requirements relating to Options that the Committee deems appropriate. The Committee shall also have the power to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3.
          (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
          (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.
          (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, on the Committee. Insofar as it is necessary to satisfy the requirements of Section 16(b) of the Exchange Act, no member of the Committee shall be eligible to participate in the Plan or in any other plan of the Company or any Parent or Subsidiary of the Company that entitles Participants to acquire stock, stock options or stock appreciation rights of the Company or any Parent or Subsidiary of the Company, and no person shall become a member of the Committee if, within the preceding one-year period, the person shall have been eligible to participate in such a plan (other than a "safe harbor plan" permitted under Rule 16b-3(C)(2)(i) and (ii)).
     13. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company -- at its principal business address to the attention of the Treasurer; (b) if to any Participant -- at the last address of the Participant known to the sender at the time the notice or other communication is sent.
                                      A-6

                             SMITHFIELD FOODS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Joseph W. Luter, III, Richard J. Holland and Aaron D. Trub, and each of them, proxies with full power of substitution to vote the shares of Common Stock of Smithfield Foods, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on August 31, 1994 or any adjournments thereof.

1. ELECTION OF DIRECTORS.   FOR all nominees listed below  WITHHELD AUTHORITY to
                            (except as marked to the       vote for all nominees
                            contrary below)                listed below

    Joseph W. Luter, III   F. J. Faison, Jr.   Joel W. Greenberg
              Cecil W. Gwaltney   George E. Hamilton, Jr.
   Richard J. Holland   Roger R. Kapella   Lewis R. Little   Robert W. Manly
           Wendell H. Murphy   William H. Prestage   Aaron D. Trub

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

    2. PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1992 STOCK INCENTIVE PLAN.

                         FOR         AGAINST         ABSTAIN

    3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1984 STOCK OPTION PLAN.

                         FOR         AGAINST         ABSTAIN

    4. PROPOSAL TO APPROVE THE COMPANY'S INCENTIVE BONUS PLAN.

                         FOR         AGAINST         ABSTAIN

    5. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN & CO. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 1995.
                         FOR         AGAINST         ABSTAIN

    6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5.
    The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.
                                                     Dated ............., 1994
                                                     .........................

                                             PLEASE SIGN EXACTLY AS NAME APPEARS
                                             AT LEFT. WHEN SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                             GUARDIAN, ETC., GIVE FULL TITLE AS
                                             SUCH.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD USING THE ENCLOSED
                                             ENVELOPE.

                          SMITHFIELD FOODS, INC.

                         Stock Option Plan (1984)

I.     ESTABLISHMENT OF THE PLAN.

       Smithfield Foods, Inc. (hereinafter called the "Company") hereby establishes a Stock Option Plan (1984) (hereinafter called the "Plan") upon the terms and conditions hereinafter stated.

II.    PURPOSES OF THE PLAN.

       The purposes of the Plan are: (1) to encourage stock ownership by key employees of the Company and its Subsidiary Companies so that they will have a proprietary interest in the Company; (2) to provide an incentive for such employees to expand and improve the growth and prosperity of the Company and its Subsidiary Companies; and (3) to assist the Company and its Subsidiary Companies in attracting and retaining key employees.

III.   DEFINITIONS.

       (a)  "Board" means the Board of Directors of the Company.

       (b) "Common Stock" means shares of the common stock, $.50 par value, of the Company.

       (c) "Committee" means any administrative committee established by the Board pursuant to Article IV hereof.

       (d) "Grantee" means an individual to whom an Option is granted under the Plan.

       (e) "Option" means a right granted to purchase Common Stock under the Plan.

       (f) "Subsidiary Company" means a subsidiary of the Company which meets the definition of a "subsidiary corporation" in Section 425(f) of the Internal Revenue Code at the time of granting of the Option in question.

       (g) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

       (h) "Fair Market Value" of the Company's Common Stock on a certain date means the mean between the highest bid and the lowest offer for such stock in the National Association of Securities Dealers Automated Quotation System on the date specified or, if the Company's Common Stock was not traded in the National Association of Securities Dealers Automated Quotation System on such date, on the next preceding date on which the Common Stock was traded.

IV.    ADMINISTRATION OF THE PLAN.

       The Plan shall be administered by a Committee of not less than three directors of the Company, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary Company, who shall be appointed by and shall serve at the pleasure of the Board. The Committee shall have and exercise all of the powers and authorities granted to it by the Board consistent with the provisions of the Plan. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems advisable for the conduct of its affairs and may appoint one of its members chairman and any person, whether or not a member, to be its secretary or agent. The decisions of the Committee shall be final and binding unless otherwise determined by the Board. No member of the Committee and no member of the Board shall be liable for any action taken or determination made in good faith.

V.     ELIGIBILITY.

       The individuals to whom options may be granted shall be key employees of the Company or of a Subsidiary Company (including employees who are officers, whether or not also directors, but excluding directors who are not also employees or officers). No Options shall be granted to any person who is not an officer of the Company or of a Subsidiary Company or a full-time salaried employee of the Company or of a Subsidiary Company.

VI.    COMMON STOCK SUBJECT TO OPTIONS.

       The aggregate number of share of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed 350,000 shares, which number of shares is subject to adjustment as hereinafter provided in
Article IX. The Board or Committee shall have full authority to direct the proper officers of the Company to issue or transfer shares of the Company's Common Stock pursuant to the exercise of an Option granted under the Plan. If an Option as to any shares is surrendered before exercise, or shall expire or terminate for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of unpurchased shares covered thereby shall, unless the Plan shall have been terminated, become available for the granting of Options under the Plan within the aggregate maximum stated above.

VII.   DESIGNATION OF GRANTEES.

       The Committee shall determine from time to time which of those eligible individuals will be granted Options under the Plan and the number of shares of Common Stock which may be purchased under each Option. In making such determination there shall be taken into account the duties and responsibilities of each respective individual, his present and potential contributions to the growth and success of the Company or of a Subsidiary Company, and such other factors as shall be deemed relevant to accomplishing the purposes of the Plan. The Committee shall not be precluded from granting an Option to any eligible individual solely because such individual may previously have been granted an Option under the Plan.

VIII.  TERMS OF THE OPTION.

       Both incentive stock options and nonqualified stock options may be granted under the Plan. Options granted as incentive stock options will be identified as such.

       Each Option granted under the Plan shall be on the following terms and conditions.

       A.   Number of Shares and Option Price.

       Each Option granted pursuant to the Plan shall state the total number of shares of Common Stock to which it pertains. The purchase price shall be one hundred percent (100%) of the Fair Market Value of the Common Stock of the Company at the time such Option is granted or such higher price as the Committee may establish as to any or all shares subject to any Option.

       B.   Duration of Option.

       No Option shall be exercisable after the expiration of ten years from the date it is granted or such shorter period as the Committee may establish as to any or all shares subject to any Option and shall terminate on the date on which the Grantee ceases to be employed by the Company or a Subsidiary Company except as hereinafter provided.

       If a Grantee's termination of employment with the Company or a Subsidiary Company is due to any reason other than his death, he may, at any time within three months after such termination of employment, exercise any Option to the extent that he was entitled to exercise it on the date of such termination of employment, but in no event shall the Option be exercisable more than ten years from the date it was granted.

       If a Grantee dies while in the employment of the Company or a Subsidiary Company, or within three months after having ceased to be employed by the Company or a Subsidiary Company, and without having fully exercised all his Options, the executors or administrators or legatees or distributees of his estate shall have the right; during the one-year period following his death, to exercise such Options to the extent such deceased Grantee was entitled to exercise them on the date of his death, but in no event shall any Option be exercisable more than ten years from the date it was granted.

       C.   Nonassignability.

       Options shall not be transferable and during a Grantee's lifetime shall be exercisable only by such Grantee, except that Options may be transferred by will or by the laws of descent and distribution and shall be exercisable after the Grantee's death as provided in this Article VIII.

       D.   Payment for Shares.

       Payment in full in cash or cash equivalents of the purchase price for the shares purchased pursuant to the exercise of any Option shall be made upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.

       E.   Manner of Exercise.

       Each Option granted under the Plan may be exercised, subject to such overall limitations as are provided herein, only to the extent of one-fifth of the total number of optioned shares after the expiration of one year following the date the Option is granted; only to the extent of two-fifths of the total number of optioned shares after the expiration of two years following the date the Option is granted; only to the extent of three-fifths of the total number of optioned shares after the expiration of three years following the date the Option is granted; only to the extent of four-fifths of the total number of optioned shares after the expiration of four years following the date the Option is granted; and in full only after the expiration of five years following the date the Option is granted. In the event that both incentive and nonqualified options are granted to an employee, the installment period exercise schedule described above will not apply separately to the incentive stock option and the nonqualified option portion of the award, but will apply to the total number of optioned shares in the aggregate.

       Each partial exercise of an Option shall be for 100 shares or a multiple thereof, or for all the remaining shares thereunder, whichever is the lesser. The procedures for exercise shall be in the written option certificate provided for herein.

       F.   Voting and Dividend Rights.

       No Grantee of an Option shall have any voting or dividend rights or any other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Company's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

       G.   Sale of Shares.

       Each Grantee purchasing shares pursuant to the exercise of an Option granted hereunder shall be required (unless the Company has made an effective registration of the securities offered under the Plan pursuant to the Securities Act of 1933) to represent to the Company at that time that he is acquiring such shares for investment purposes and not with a view to their sale or distribution, and each certificate for such shares shall have printed or stamped thereon appropriate language, as determined by the Board or Committee uniformly, stated such restriction.

       The proper officers of the Company shall execute and deliver written option certificates which shall contain such provisions as expressly provided herein and such additional provisions as may be deemed appropriate and not inconsistent with any of the express provisions of the Plan.

       In addition to satisfying the aforementioned terms and conditions, incentive stock options granted under the Plan shall be on the following terms and conditions:

       H.   Sequential Exercise Requirement.

       An incentive stock option granted under the Plan before January 1, 1987 may not be exercised while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954, as amended (the "1954 Code")) any prior incentive stock option within the meaning of
Section 422A(b) of the 1954 Code.

       I.   Maximum Incentive Stock Option Grant.

       The aggregate fair market value of incentive stock options (determined as of the date the Option is granted) of the stock for which an employee may be granted incentive stock options in any calendar year before 1987 (under all such plans of the Company and its Subsidiary Companies) shall not exceed $100,000 plus any unused limit carryover (as defined by Section 422A(c)(4) of the 1954 Code) for that year. The unused limit carryover is one-half of the amount by which $100,000 exceeds the aggregate fair market value of Options (determined at the time the Option is granted) of the stock for which an employee was granted incentive stock options in any one calendar year which may be taken into account in any succeeding calendar year. The amount of the unused limit carryover from any calendar year which may be taken into account in any succeeding calendar year is the amount of carryover reduced by the amount of such carryover which was used in prior calendar years. Unused limit carryover shall be applied in the order of the calendar years in which the carryovers arose. Unused limit carryovers not used before the end of three calendar years following the calendar year in which the unused carryover arose shall expires.

       With respect to incentive stock options granted after December 31, 1986, the aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee in any calendar year (under the Plan and all stock option plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422A(b)(7) of the Internal Revenue Code shall not exceed $100,000.

       J.   Shareholder Limitation.

       No incentive stock options shall be granted to an employee of the Company or of a Subsidiary Company who would be ineligible to receive an incentive stock option by reason of the provisions of Section 422A(b)(6) of the Internal Revenue Code (related to stock ownership or voting power of more than ten percent). The above sentence shall not apply if at the time such Option is granted the Option price is at least 110 percent of the fair market value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five year from the date such Option is granted.

IX. EFFECT OF CHANGE IN COMMON STOCK SUBJECT TO THE PLAN AND ISSUANCE OR ASSUMPTION TO WHICH SECTION 425(a) APPLIES.

       The aggregate number of shares of Common Stock available for Option under the Plan, the shares subject to any Option, and the price per share, shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock issued subsequent to the effective date of the Plan, resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

       A change in the number of shares, and/or a change in the price per share, subject to an Option shall be made provided (a) such change arises on account of a "corporate transaction" as defined in Treasury Regulations (Section 1.425-1(a)(1)(ii), (b) the excess of the aggregate fair market value (determined immediately after such corporate transaction) of the shares subject to the Option immediately after such change over the aggregate new Option price of such shares is not more than the excess of the aggregate fair market value of the shares subject to the Option immediately before the transaction over the aggregate former Option price of such shares, (c) the ratio of the Option price immediately after the change to the fair market value of the stock subject to the Option immediately after the corporate transaction is not more favorable to the Grantee on a share-by-share comparison than the ratio of the old Option price to the fair market value of the stock subject to the Option immediately before such transaction, (d) the Option after such change does not give the Grantee additional benefits which he did not have before such change, and (e) such change does not constitute a modification of the Option within the meaning of Section 425 of the Internal Revenue Code.

       If the Company or a Subsidiary Company issues or assumes a stock option in a transaction to which Section 425(a) of the Internal Revenue Code applies, the per share option price, the date or dates of exercise, and the other provisions of such option shall be as fixed by the Board so as to meet the requirements of that section.

X.     AMENDMENT AND DISCONTINUANCE.

       The Board may, by resolution, terminate, amend or revise the Plan with respect to any shares as to which Options have not been granted; provided, however, that without the approval of the stockholders no amendment shall change the maximum number of shares to be offered for sale under Options in the aggregate (except in accordance with the provisions of Article IX); reduce the Option price per share below the minimum price set forth in Article VIII (except in accordance with the provisions of Article
IX); change the class of employees eligible to participate; extend the term of the Plan; or materially increase the benefits accruing to eligible employees under the Plan.

XI.    EFFECTIVE DATE OF THE PLAN; TERM.

       This Plan shall become effective beginning May 10, 1984, such effectiveness to be subject to the affirmative vote of a majority of all of the outstanding shares present in person or by proxy at the Annual Meeting of Stockholders of the Company in 1984. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years from May 10, 1984. Termination of the Plan shall not affect any Options previously granted and such Options shall remain in effect until they have been fully exercised, are surrendered, or by their terms expire.

XII.   EMPLOYMENT RIGHTS.

       Neither the Plan, nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any employee of the Company or a Subsidiary Company to continue in the employ of the Company or a Subsidiary Company.

XIII.  REGULATORY COMPLIANCE.

       Each of the incentive stock options granted pursuant to the Plan is intended to qualify as an "incentive stock option" as defined in Section 422A of the Internal Revenue Code, and the Plan shall be interpreted and applied in accordance with this intention.

       The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                                                                     061694
                                 AMENDMENT
                                    TO
                          SMITHFIELD FOODS, INC.
                         STOCK OPTION PLAN (1984)

       The Smithfield Foods, Inc. Stock Option Plan (1984) (the "1984 Plan") was adopted by the Smithfield Foods, Inc. Board of Directors on May 10, 1984 and approved by stockholders on August 30, 1984.
       The Board of Directors desires to amend the 1984 Plan to provide for alternative methods of purchasing shares and paying applicable withholding taxes upon the exercise of an option. In order to accomplish these objectives, the Board adopted the following amendment on April 13, 1994, subject to approval by the stockholders of Smithfield Foods, Inc.:
       XIV. Article VIII, Section D is hereby amended to read as follows:
            D.   Payment for Shares.

                 Options may be exercised by written notice of the exercise given by the Grantee to the Company, stating the number of shares the Grantee has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that if the terms of the Option so permit, the Grantee may (i) deliver shares of Common Stock that the Grantee has owned for at least six months (valued at their Fair Market Value at the date of exercise), or cause to be withheld from the Option Shares, shares of Common Stock (valued at their Fair Market Value on the date of exercise), in satisfaction of all or any part of the exercise price, or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price.

                 The Company may place on any certificate representing Common Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Grantee's investment intent. Until the Grantee has made any required payment, including any applicable withholding taxes, and has had issued a certificate for the shares of Common Stock acquired, the Grantee shall possess no stockholder rights with respect to the shares.

                 As an alternative to making a cash payment to the Company to satisfy his tax withholding obligations, if the Option so provides or is amended to so provide, the Committee may establish procedures permitting the Grantee to elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the federal, state and local tax liabilities of the employee arising in the year of its exercise upon the exercise of a Nonstatutory Stock Option. Any such election shall be made only in accordance with procedures established by the Committee.

                 Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted, as the same now exists or may, from time to time, be amended.

    XV. Except as hereby amended, the 1984 Plan remains in effect as to outstanding options still exercisable.
   XVI. The amendments made hereby shall not be effective unless and until approved by the stockholders of Smithfield Foods, Inc.

                          SMITHFIELD FOODS, INC.
                           INCENTIVE BONUS PLAN

     1. Purpose. Smithfield Foods, Inc. hereby establishes an Incentive Bonus Plan (the "Plan") applicable to Joseph W. Luter, III, as President and Chief Executive Officer of the Company ("Executive"). The Company intends to provide the Executive with incentive bonuses that are related to and measured by the Company's performance under a program intended to meet the requirements of Code section 162(m) and regulations thereunder. The Plan was adopted by the Committee and ratified by the Board on January 26, 1994 and is subject to approval of the Company's stockholders. The Plan is effective as of May 3, 1993.
     2. Definitions. As used in the Plan, the following terms have the meanings indicated.
          (a) "Auditor" means the independent public accounting firm then employed by the Company to prepare the Company's financial statements.
          (b) "Beneficiary" means the person or persons designated by the Executive in a writing filed with the Company to receive his Bonus Payment upon his death.
          (c)  "Board" means the board of directors of the Company.
          (d) "Bonus Base" means the consolidated net income of the Company and its subsidiaries prepared in accordance with generally accepted accounting principles before (i) Bonus Payments to Executive,
     (ii) accounting for minority ownership interests in subsidiaries,
     (iii) incentive payments due officers based on income approved by the Board, and (iv) applicable federal and state income taxes.
          (e) "Bonus Payment" means the amount due the Executive under the Bonus Plan, as computed by the Company, and certified by the Committee.
          (f) "Cause" means (i) continued neglect by Executive of his employment duties (as reasonably determined by the Company's Board of Directors) after delivery of written notice thereof to Executive specifying with particularity the duties Executive has neglected, (ii) willful misconduct in connection with the performance of Executive's duties, including by way of example but without limitation, intentional misappropriation of funds or property of the Company or any of its subsidiaries, or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or any of its subsidiaries, (iii) conduct by Executive that would result in material injury to the reputation of the Company or any of its subsidiaries (whether publicly known or unknown), including by way of example but without limitation, pleading guilty to or conviction of a felony involving moral turpitude, or (iv) certification by a physician that Executive is unable to regularly perform his duties hereunder by reason of Executive's addiction to alcohol or a controlled substance.
          (g) "Code" means the Internal Revenue Code of 1986, as amended, and regulations thereunder.
          (h) "Committee" means two or more directors appointed by the Board who are "outside directors" within the meaning of section 162(m) of the Internal Revenue Code. The Committee may be a duly appointed sub-committee of the Compensation Committee.
          (i) "Company" means Smithfield Foods, Inc., a Delaware corporation.
          (j) "Disabled" means, in general, the inability to perform the services for which the Executive was employed. The Committee shall determine whether a Disability exists and such determination shall be conclusive.
          (k)  "Executive" means Joseph W. Luter, III.
          (l) "1993 Bonus Plan" means the incentive bonus plan covering the Executive adopted by the Board on January 18, 1993 as in effect for the calendar year 1993.
          (m) "Transition Payments" means the portion of the aggregate payments made to the Executive pursuant to the 1993 Bonus Plan with respect to the Bonus Base for the period May 3 through January 2, 1994, computed in accordance with the 1993 Bonus Plan.
     3.   Incentive Bonuses.
          (a) Executive shall be entitled to receive as a Bonus Payment with respect to the fiscal year beginning May 3, 1993 and ending May 1, 1994, an amount in cash equal to the sum of (i) 1% of the first $15,000,000 of the Bonus Base, and (ii) 2% of the excess of the Bonus Base over $15,000,000, less (iii) any Transition Payments.
          (b) Subject to (c), Executive shall be entitled to receive as a Bonus Payment with respect to the fiscal year beginning May 2, 1994 and ending April 30, 1995, and each fiscal year thereafter, and until the Plan is terminated by the Company, an amount in cash equal to the sum of (1) 1% of the first $15,000,000 of the Bonus Base, and (2) 2% of the excess of the Bonus Base over $15,000,000.
          (c) The Committee may before the first day of each fiscal year beginning on or after May 2, 1994, establish such other threshold and percentage requirements for receipt of a Bonus Payment as the Committee shall deem appropriate.
          (d) Notwithstanding the provisions of (a) and (b), the Committee expressly reserves the right to reduce or eliminate entirely any Bonus Payment if it determines it is in the best interests of the Company to do so. Such determination shall be conclusive and binding.
     4. Payment of Incentive Bonuses. The Bonus Payment will be made (i) after the date the Company's audited financial statements have been certified by the Auditor for the relevant fiscal year of computation and the Committee has certified that the performance criteria have been met, and (ii) before the date by which the Bonus Payment must be made to be otherwise deductible by the Company.
     5. Termination of Employment. If Executive ceases to be employed, his right to receive a Bonus Payment shall be governed by the following principles:
          (a) If the termination occurs as a result of death, Disability, termination by the Company without Cause, retirement or voluntarily by the Executive, the Executive (or the Executive's Beneficiary in the event of death) shall be entitled to receive an amount equal to the Bonus Payment Executive would have received if the last day of the fiscal year coincided with the date of Executive's termination of employment, computed based on unaudited financial information.
          (b) If the termination of employment occurs for Cause, the Executive shall forfeit all rights to a Bonus Payment for the fiscal year in which such termination of employment occurs.
     6.   Administration.
          (a) The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall be comprised solely of two or more "outside directors", as that term is defined for purposes of Code section 162(m).
          (b) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.
Insofar as it is necessary to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, no member of the Committee shall be eligible to participate in the Plan or in any other similar plan of the Company or any Parent or Subsidiary of the Company.
          (c) If any member of the Committee fails to qualify as an "outside director" or otherwise meet the requirements of this section, such person shall immediately cease to be a member of the Committee solely for purposes of the Plan and shall not take part in future Committee deliberations.
          (d) The Committee may adopt rules and regulations for carrying out the Plan, and the Committee may take such actions as it deems appropriate to ensure that the Plan is administered in the best interests of the Company. The Committee has the authority to construe and interpret the Plan, resolve any ambiguities, and make determinations with respect to the eligibility for or amount of any award. The interpretation, construction and administration of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
     7. Rights. Participation in the Plan and the right to receive cash awards under the Plan shall not give Executive any proprietary interest in the Company, any subsidiary or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. Executive shall for all purposes be a general creditor of the Company. The interests of Executive cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors. Nothing in the Plan shall confer upon Executive the right to continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the right of the Company and its subsidiaries to discharge Executive at any time for any reason whatsoever, with or without cause.
     8. Successors. The Plan shall be binding on the Executive and his personal representatives. If the Company becomes a party to any merger, consolidation, reorganization or other corporate transaction, the Plan shall remain in full force and effect as an obligation of the Company or its successor in interest.
     9. Amendment and Termination. The Board may amend or terminate the Plan at any time as it deems appropriate; provided that (a) no amendment or termination of the Plan after the end of a fiscal year may increase the Bonus Payment for the fiscal year just ended, and (b) to the extent required to meet the requirements of Code section 162(m) for performance-based compensation, any amendment that makes a material change to the Plan must be approved by the stockholders of the Company. The Board is specifically authorized to amend the Plan and take such other action as necessary or appropriate to comply with Code section 162(m) and regulations issued thereunder, and to comply with or avoid administration of the Plan in a manner that could cause a Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934 and regulations issued thereunder.
     10. Construction. The Plan shall be construed in accordance with the laws of Delaware. The headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions. If a provision of this Plan is not valid, that invalidity does not affect other provisions.

                             SMITHFIELD FOODS, INC.
                           1992 STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)
     1. PURPOSE. The Smithfield Foods, Inc. 1992 Stock Incentive Plan (the "Plan") was adopted May 20, 1992 and approved by stockholders on September 2, 1992. The Plan as amended and restated was adopted April 13, 1994 subject to stockholder approval as to the amendments to the Plan. The Plan was adopted to further the long term stability and financial success of Smithfield Foods, Inc. (the "Company") by attracting and retaining key employees through the use of stock incentives. It is believed that ownership of Common Stock will stimulate the efforts of eligible participants upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Options granted to such participants under this Plan will strengthen their desire to remain with and provide services to the Company and will further the identification of their interests with those of the Company's stockholders.
     The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3").
     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:
     (a) "Board" means the board of directors of the Company.
     (b) "Change of Control" means:
          (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
          (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or
                                        1

          (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.
     (c) "Code" means the Internal Revenue Code of 1986, as amended.
     (d) "Company" means Smithfield Foods, Inc., a Delaware corporation.
     (e) "Common Stock" means Common Stock, $.50 par value, of the Company. If the par value of the Common Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.
     (f) "Committee" means the committee appointed by the Board as described under Section 12.
     (g) "Date of Grant" means the date on which an Option is granted by the Committee or a later date specified by the Committee as the date the grant is to become effective.
     (h) "Disability" or "Disabled" means a mental or physical condition that prevents a Participant from rendering the services for which he was employed. The Committee shall determine whether a Disability exists and such determination shall be conclusive.
     (i) "Fair Market Value" means as of the Date of Grant (or, if there were no trades on the Date of Grant, the last preceding day on which Common Stock is traded) (i) if the Common Stock is traded on an exchange the average of the highest and lowest registered sales prices of the Common Stock at which it is traded on such day on the exchange on which it generally has the greatest trading volume, or (ii) if the Common Stock is traded on the over-the-counter market, the average between the lowest and highest sales prices as reported by NASDAQ.
     (j) "Insider" means a person subject to Section 16(b) of the Securities Exchange Act of 1934.
     (k) "Nonstatutory Stock Option" means an Option, which does not meet the requirements of Section 422 of the Code, or even if meeting the requirements of
Section 422 of the Code, is not intended to be an incentive stock option and is so designated.
     (l) "Option" means a right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.
     (m) "Parent" means, with respect to any corporation, a "parent corporation" of that corporation within the meaning of Section 424(e) of the Code.
     (n) "Participant" means any person who receives an Option under the Plan.
     (o) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.
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     (p) "Subsidiary" means, with respect to any corporation, a "subsidiary corporation" of that corporation within the meaning of Section 424(f) of the
Code.
     3. GENERAL. Options granted under the Plan shall be Nonstatutory Stock Options.
     4. STOCK. Subject to Section 11 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 1,250,000 shares of Common Stock, which shall be authorized, but unissued shares. Shares allocable to options awarded under the Plan, that expire or terminate unexercised may be subjected to an Option under the Plan.
     5. ELIGIBILITY.
     (a) All present and future management employees and other employees who are in a position to contribute to the success of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) shall be eligible to receive an Option under the Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select persons to receive Options and, subject to the provisions of Section 6, to determine for each Participant the terms and conditions and the number of shares to be allocated to each Participant as part of each Option.
     (b) The grant of an Option shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment of the Participant after the grant or to make further grants to the Participant at any time thereafter.
     6. STOCK OPTIONS.
     (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to a Participant stating the number of shares for which Options are granted and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.
     (b) The exercise price of shares of Common Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.
     (c) Options not otherwise exercisable because the five-year period from the date of grant has not expired will become automatically exercisable (i) if a Change of Control occurs, or (ii) on the day immediately preceding the Distribution Date under the amended Rights Agreement between the Company and First Union National Bank of North Carolina, Rights Agent, dated as of January 31, 1994, as amended from time to time.
     (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Options shall in all events not be more liberal than the following provisions:
          (i) No Option shall be exercisable sooner than five years from the Date of Grant.
          (ii) No Option may be exercised after the first to occur of (x) ten years from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and its Parent and Subsidiary corporations for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.
          (iii) Except as otherwise provided in this paragraph, no Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise (or was so
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
     employed not more than three months before the time of the exercise) and has been employed by the Company or a Parent or Subsidiary of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his Disability or death at a time when the Participant holds an Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Option that is exercisable (in whole or in part), the Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Option shall have passed by will or by the laws of descent and distribution.
     (e) The maximum number of shares with respect to which Nonstatutory Options may be granted in any calendar year to an employee eligible to participate in the Plan is 100,000.
     7. METHOD OF EXERCISE OF OPTIONS.
     (a) Options may be exercised by written notice of the exercise given by the Participant to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that if the terms of the Option so permit, the Participant may (i) deliver shares of Common Stock that the Participant has owned for at least six months (valued at their Fair Market Value at the date of exercise), or cause to be withheld from the Option Shares, shares of Common Stock (valued at their Fair Market Value on the date of exercise), in satisfaction of all or any part of the exercise price, or (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price.
     (b) The Company may place on any certificate representing Common Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any applicable withholding taxes, and has had issued a certificate for the shares of Common Stock acquired, the Participant shall possess no stockholder rights with respect to the shares.
     (c) As an alternative to making a cash payment to the Company to satisfy his tax withholding obligations, if the Option so provides or is amended to so provide, the Committee may establish procedures permitting the Participant to elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Federal, state and local tax liabilities of the employee arising in the year of its exercise upon the exercise of a Nonstatutory Stock Option. Any such election shall be made only in accordance with procedures established by the Committee.
     (d) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted, as the same now exists or may, from time to time, be amended.
     8. NONTRANSFERABILITY OF OPTIONS. Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution or, if permitted by Rule 16b-3, pursuant to a Qualified Domestic Relations Order (as defined in Section 414(p) of the Code ("QDRO") and shall be exercisable, during the Participant's lifetime,
                                        4
only by the Participant or, if permitted by Rule 16b-3, an alternative payee under a QDRO or by his guardian, duly authorized attorney-in-fact or other legal representative.
     9. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on May 20, 1992 and shall be submitted to the stockholders of the Company for approval. Until the Plan has been approved by the Company's stockholders, no Option shall be exercisable.
     10. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on May 19, 2002. No Options shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 11), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the stockholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Options as it deems appropriate to ensure compliance with Rule 16b-3. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Option previously granted to him.
     11. CHANGE IN CAPITAL STRUCTURE.
     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of Common Stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
     (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Options as the Committee deems appropriate.
     (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.
     12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee consisting of not less than two Directors of the Company, who are "outside directors", as that term is defined for purposes of Code section 162(m), who meet the requirements of paragraph (d) below and are appointed by the Board. Subject to the foregoing requirements, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Option the Committee deems appropriate to achieve the objectives of the Option and the Plan and, in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:
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
          (a) The Committee shall have the power and complete discretion to determine (i) which Participants shall receive an Option, (ii) the number of shares of Common Stock to be covered by each Option, (iii) the fair market value of Common Stock, (iv) the time or times when an Option shall be granted, (v) whether an Option shall become vested over a period of time and, subject to the terms of the Plan, when it shall be fully vested, (vi) whether a Disability exists, (vii) the manner in which payment will be made upon the exercise of Options, (viii) conditions relating to the length of time before disposition of Common Stock received upon the exercise of Options is permitted, and (ix) any additional requirements relating to Options that the Committee deems appropriate. The Committee shall also have the power to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3.
          (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
          (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.
          (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, on the Committee. Insofar as it is necessary to satisfy the requirements of Section 16(b) of the Exchange Act, no member of the Committee shall be eligible to participate in the Plan or in any other plan of the Company or any Parent or Subsidiary of the Company that entitles Participants to acquire stock, stock options or stock appreciation rights of the Company or any Parent or Subsidiary of the Company, and no person shall become a member of the Committee if, within the preceding one-year period, the person shall have been eligible to participate in such a plan (other than a "safe harbor plan" permitted under Rule 16b-3(C)(2)(i) and (ii)).
     13. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company -- at its principal business address to the attention of the Treasurer; (b) if to any Participant -- at the last address of the Participant known to the sender at the time the notice or other communication is sent.
                                        6